                                                                      EXHIBIT 24


                               POWERS OF ATTORNEY

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                             /s/ ALLEN J. KEESLER, JR.
                                    --------------------------------------------
                                               Allen J. Keesler, Jr.

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                                 /s/  VAN L. RICHEY
                                    --------------------------------------------
                                                    Van L. Richey

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                                /s/ CARL F. BAILEY
                                    --------------------------------------------
                                                  Carl F. Bailey

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                                /s/ REX J. LYSINGER
                                    --------------------------------------------
                                                   Rex J. Lysinger

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                               /s/ WILLIAM C. HULSEY
                                    --------------------------------------------
                                                 William C. Hulsey

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                                 /s/ JOHN M. BRADFORD
                                    --------------------------------------------
                                                   John M. Bradford

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                            /s/ WM. KENDRICK UPCHURCH, JR.
                                    --------------------------------------------
                                              Wm. Kendrick Upchurch, Jr.

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                                 /s/ H. ALLEN FRANKLIN
                                    --------------------------------------------
                                                   H. Allen Franklin

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation (the "Company") on Form S-4 relating to shares of the Company proposed to be issued in connection with the Company's proposed acquisition of American Banks of Florida, Inc., including all additional amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 15th day of April, 1998.



                                                /s/ F. CROWDER FALLS
                                    --------------------------------------------
                                                  F. Crowder Falls